CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert MacLean, President, Secretary, Treasurer and director of Internetstudios.com, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the annual report on Form 10-KSB of Internetstudios.com, Inc. for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Internetstudios.com, Inc.

Dated: May 19, 2005

/s/ Robert MacLean

Robert MacLean

President, Secretary, Treasurer and director

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)